                                                                    EXHIBIT 10.2




                             The Leap Group, Inc.




                  Mortgage Agreement, dated January 27, 1997,
                      between The Leap Partnership, Inc.,
                         and Alliance Banking Company.

This document was prepared by:
Alliance Banking Company
----------------------------------
500 W. Buffalo Street, P O Box 808
----------------------------------
New Buffalo, MI 49117
----------------------------------


--------State of Illinois--------Space Above This Line For Recording Data-------
                                   MORTGAGE
                         (with Future Advance Clause)

1. DATE AND PARTIES. The date of this Mortgage (Security Instrument) is January 27, 1998 and the parties, their addresses and tax identification numbers, if required, are as follows:
          MORTGAGOR:

                   The Leap Partnership, Inc.
                   22 W. Hubbard Street
                   Chicago, IL  60610


          LENDER:  Alliance Banking Company
                   500 W. Buffalo Street
                   P.O. Box 808
                   New Buffalo, MI  49117

2. CONVEYANCE. For good and valuable consideration, the receipt and sufficiency of which is acknowledged, and to secure the Secured Debt (defined below) and Mortgagor's performance under this Security Instrument, Mortgagor grants, bargains, sells, conveys, mortgages and warrants to Lender the following described property: Lot 5 and the West 1 and 1/3 Feet of Lot 4 in Wo1cott's Addition to Chicago in the East 1/2 of the North East 1/4 of Section 9, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois

     The property is located in Cook County at 22 W. Hubbard Street, Chicago, Illinois 60610.

     Together with all rights, easements, appurtenances, royalties, mineral rights, oil and gas rights, all water and riparian rights, ditches, and water stock and all existing and future improvements, structures, fixtures, and replacements that may now, or at any time in the future, be part of the real estate described above (all referred to as "Property").

3. SECURED DEBT AND FUTURE ADVANCES. The term "Secured Debt" is defined as follows:

          A. Debt Incurred under the terms of all promissory note(s), contract(s), guaranty(s) or other evidence of debt described below and all their extensions, renewals, modifications or substitutions. (When referencing the debts below it is suggested that you include items such as borrowers' names, note amounts, interest rates, maturity dates, etc.)

                                                             /s/ TPS    /s/ FS
                                                             -------    ------

     ILLINOIS MORTGAGE (NOT FOR FNMA, FHLMC, FHA OR VA USE)        (page 1 of 6)

          B. All future advances from Lender to Mortgagor or other future obligations of Mortgagor to Lender under any promissory note, contract, guaranty, or other evidence of debt executed by Mortgagor in favor of Lender executed after this Security Instrument whether or not this Security Instrument is specifically referenced. If more than one person signs this Security Instrument, each Mortgagor agrees that this Security Instrument will secure all future advances and future obligations that are given to or incurred by any one or more Mortgagor, or any one or more Mortgagor and others. All future advances and other future obligations are secured by this Security Instrument even though all or part may not yet be advanced. All future advances and other future obligations are secured as if made on the date of this Security Instrument. Nothing in this Security Instrument shall constitute a commitment to make additional or future loans or advances in any amount. Any such commitment must be agreed to in a separate writing.

          C. All obligations Mortgagor owes to Lender, which may later arise, to the extent not prohibited by law, including, but not limited to, liabilities for overdrafts relating to any deposit account agreement between Mortgagor and Lender.

          D. All additional sums advanced and expenses incurred by Lender for insuring, preserving or otherwise protecting the Property and its value and any other sums advanced and expenses incurred by Lender under the terms of this Security Instrument.

     This Security Instrument will not secure any other debt if Lender fails to give any required notice of the right of rescission.

4. PAYMENTS. Mortgagor agrees that an payments under the Secured Debt will be paid when due and in accordance with the terms of the Secured Debt and this Security Instrument.

5. PRIOR SECURITY INTERESTS. With regard to any other mortgage, deed of trust, security agreement or other lien document that created a prior security interest or encumbrance on the Property, Mortgagor agrees:

          A. To make all payments when due and to perform or comply with all covenants.

          B. To promptly deliver to Lender any notices that Mortgagor receives from the holder.

          C. Not to allow any modification or extension of, nor to request any future advances under any note or agreement secured by the lien document without Lender's prior written consent.

6. CLAIMS AGAINST TITLE. Mortgagor will pay all taxes, assessments, liens, encumbrances, lease payments, ground rents, utilities, and other charges relating to the Property when due. Lender may require Mortgagor to provide to Lender copies of an notices that such amounts are due and the receipts evidencing Mortgagor's payment. Mortgagor will defend title to the Property against any claims that would impair the lien of this Security Instrument. Mortgagor agrees to assign to Lender, as requested by Lender, any rights, claims or defenses Mortgagor may have against parties who supply labor or materials to maintain or improve the Property.

7. DUE ON SALE OR ENCUMBRANCE. Lender may, at its option, declare the entire balance of the Secured Debt to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of the Property, except for any and all liens from Manufacturer's Bank. This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable. This covenant shall run with the Property and shall remain in effect until the Secured Debt is aid in full and this Security Instrument is release .

8. PROPERTY CONDITION, ALTERATIONS AND INSPECTION. Mortgagor will keep the Property in good condition and make all repairs that are reasonably necessary. Mortgagor shall not commit or allow any waste, impairment, or deterioration of the Property. Mortgagor will keep the Property free of noxious weeds and grasses. Mortgagor agrees that the nature of the occupancy and use will not substantially change without Lender's prior written consent. Mortgagor will not permit any change in any license, restrictive covenant or easement without Lender's prior written consent. Mortgagor will notify Lender of all demands, proceedings, claims and actions against Mortgagor, and of any loss or damage to the Property.

     Lender or Lender's agents may, at Lender's option, enter the Property at any reasonable time for the purpose of inspecting the Property. Lender shall give Mortgagor notice at the time of or before an inspection specifying a

                                                               /s/ TPS    /s/ FS
                                                               -------    ------

                                                                   (page 2 of 6)
     reasonable purpose for the inspection. Any inspection of the Property shall be entirely for Lender's benefit and Mortgagor will in no way rely on Lender's inspection.

9. AUTHORITY TO PERFORM. If Mortgagor fails to perform any duty or any of the covenants contained in this Security Instrument, Lender may, without notice, perform or cause them to be performed. Mortgagor appoints Lender as attorney in fact to sign Mortgagor's name or pay any amount necessary for performance. Lender's right to perform for Mortgagor shall not create an obligation to perform, and Lender's failure to perform will not preclude Lender from exercising any of Lender's other rights under the law or this Security Instrument. if any construction on the Property is discontinued or not carried on in a reasonable manner, Lender may take all steps necessary to protect Lender's security interest in the Property, including completion of the construction.

10. ASSIGNMENT OF LEASES AND RENTS. Mortgagor irrevocably grants, bargains, sells, conveys and warrants to Lender as additional security all the right, title and interest in and to any and all existing or future leases, subleases, and any other written or verbal agreements for the use and occupancy of any portion of the Property, including any extensions, renewals, modifications or Substitutions of such agreements (all referred to as "Leases") and rents, issues and profits (all referred to as "Rents"). Mortgagor will promptly provide Lender with true and correct copies of all existing and future Leases. Mortgagor may collect, receive, enjoy and use the Rents so long as Mortgagor is not in default under the terms of this Security Instrument.

     Mortgagor agrees that this assignment is immediately effective after default between the parties to this Security Instrument and effective as to third parties on the recording of the Security Instrument, and this assignment will remain effective during any period of redemption by the Mortgagor until the Secured Debt is satisfied. Mortgagor agrees that Lender may take actual possession of the property without the necessity of commencing legal action and that actual possession is deemed to occur when Lender, or its agent, notifies Mortgagor of default and demands that any tenant pay all future Rents directly to Lender. On receiving notice of default, Mortgagor will endorse and deliver to Lender any payment of Rents in Mortgagor's possession and will receive any Rents in trust for Lender and will not commingle the Rents with any other funds. Any amounts collected will be applied as provided in this Security Instrument. Mortgagor warrants that no default exists under the Leases or any applicable landlord/tenant law. Mortgagor also agrees to maintain and require any tenant to comply with the terms of the Leases and applicable law.

11. LEASEHOLDS; CONDOMINIUMS; PLANNED UNIT DEVELOPMENTS. Mortgagor agrees to comply with the provisions of any lease if this Security Instrument is on a leasehold. if the Property includes a unit in a condominium or a planned unit development, Mortgagor will perform all of Mortgagor's duties under the covenants, by-laws, or regulations of the condominium or planned unit development.

12. DEFAULT. Mortgagor will be in default if any party obligated on the Secured Debt fails to make payment when due. Mortgagor will be in default if a breach occurs under the terms of this Security Instrument or any other document executed for the purpose of creating, securing or guarantying the Secured Debt. A good faith belief by Lender that Lender at any time is insecure with respect to any person or entity obligated on the Secured Debt or that the prospect of any payment or the value of the Property is impaired shall also constitute an event of default.

13. REMEDIES ON DEFAULT. In some instances, federal and state law will require Lender to provide Mortgagor with notice of the right to cure or other notices and may establish time schedules for foreclosure actions. Subject to these limitations, if any, Lender may accelerate the Secured Debt and foreclose this Security Instrument in a manner provided by law if Mortgagor is in default. Upon default, Lender shall have the right, without declaring the whole indebtedness due and payable, to foreclose against all or part of the Property. This Mortgage shall continue as a lien on any part of the Property not sold on foreclosure.

     At the option of Lender, all or any part of the agreed fees and charges. accrued interest and principal shall become immediately due and payable, after giving notice if required by law, upon the occurrence of a default or anytime thereafter. In addition, Lender shall be entitled to all the remedies provided by law, the terms of the Secured Debt, this Security Instrument and any related documents. All remedies are distinct, cumulative and not exclusive, and the Lender is entitled to all remedies provided at law or equity, whether or not expressly set forth. The acceptance by Lender of any sum in payment or partial payment on the Secured Debt after the balance is due or is accelerated or

                                                              /s/ TPS    /s/ FS
                                                              -------    ------

                                                                  (page 3 of 6)
     after foreclosure proceedings are filed shall not constitute a waiver of Lender's right to require complete cure of any existing default. By not exercising any remedy on Mortgagor's default, Lender does not waive Lender's right to later consider the event a default if it continues or happens again

14. EXPENSES; ADVANCES ON COVENANTS; ATTORNEYS' FEES; COLLECTION COSTS. Except when prohibited by law, Mortgagor agrees to pay all of Lender's expenses if Mortgagor breaches any covenant in this Security Instrument. Mortgagor will also pay on demand any amount incurred by Lender for insuring, inspecting, preserving or otherwise protecting the Property and Lender's security interest. These expenses will bear interest from the date of the payment until paid in full at the highest interest rate in effect as provided in the terms of the Secured Debt. Mortgagor agrees to pay all costs and expenses incurred by Lender in collecting, enforcing or protecting Lender's rights and remedies under this Security Instrument. This amount may include, but is not limited to, attorneys' fees, court costs, and other legal expenses. This Security Instrument shall remain in effect until released.

15. ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES. As used in this section, (1) Environmental Law means, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA. 42 U.S.C. 9601 et seq.), and all other federal, state and local laws, regulations, ordinances, court orders, attorney general opinions or interpretive letters concerning the public health, safety, welfare, environment or a hazardous substance; and (2) Hazardous Substance means any toxic, radioactive or hazardous material, waste, pollutant or contaminant which has characteristics which render the substance dangerous or potentially dangerous to the public health, safety, welfare or environment. The term includes, without limitation, any substances defined as "hazardous material," "toxic substances," "hazardous waste," "hazardous substance," or "regulated substance" under any Environmental Law.

     Mortgagor represents, warrants and agrees that:

          A. Except as previously disclosed and acknowledged in writing to Lender, no Hazardous Substance is or will be located, stored or released on or in the Property. This restriction does not apply to small quantities of Hazardous Substances that are generally recognized to be appropriate for the normal use and maintenance of the Property.

          B. Except as previously disclosed and acknowledged in writing to Lender, Mortgagor and every tenant have been, are, and shall remain in full compliance with any applicable Environmental Law.

          C. Mortgagor shall immediately notify Lender if a release or threatened release of a Hazardous Substance occurs on, under or about the Property or there is a violation of any Environmental Law concerning the Property. In such an event, Mortgagor shall take all necessary remedial action in accordance with any Environmental Law.

          D. Mortgagor shall immediately notify Lender in writing as soon as Mortgagor has reason to believe there is any pending or threatened investigation, claim, or proceeding relating to the release or threatened release of any Hazardous Substance or the violation of any Environmental Law.

16. CONDEMNATION. Mortgagor will give Lender prompt notice of any pending or threatened action, by private or public entities to purchase or take any or all of the Property through condemnation, eminent domain, or any other means. Mortgagor authorizes Lender to intervene in Mortgagor's name in any of the above described actions or claims. Mortgagor assigns to Lender the proceeds of any award or claim for damages connected with a condemnation or other taking of all or any part of the Property. Such proceeds shall be considered payments and will be applied as provided in this Security Instrument. This assignment of proceeds is subject to the terms of any prior mortgage, deed of trust, security agreement or other lien document.

17. INSURANCE. Mortgagor shall keep Property insured against loss by fire, flood, theft and other hazards and risks reasonably associated with the Property due to its type and location. This insurance shall be maintained in the amounts and for the periods that Lender requires. The insurance carrier providing the insurance shall be chosen by Mortgagor subject to Lender's approval, which shall not be unreasonably withheld. If Mortgagor fails to maintain the coverage described above, Lender may, at Lender's option, obtain coverage to protect Lender's rights in the Property according to the terms of this Security Instrument.

                                                                  (page 4 of 6)

                                                              /s/ TPS    /s/ FS
                                                              -------    ------

     All insurance policies and renewals shall be acceptable to Lender and shall include a standard "mortgage clause" and, where applicable, "loss payee clause." Mortgagor shall immediately notify Lender of cancellation or termination of the insurance. Lender shall have the right to hold the policies and renewals. If Lender requires, Mortgagor shall immediately give to Lender all receipts of paid premiums and renewal notices. Upon loss, Mortgagor shall give immediate notice to the insurance carrier and Lender. Lender may make proof of loss if not made immediately by Mortgagor.

     Unless otherwise agreed in writing, all insurance proceeds shall be applied to the restoration or repair of the Property or to the Secured Debt, whether or not then due, at Lender's option. Any application of proceeds to principal shall not extend or postpone the due date of the scheduled payment nor change the amount of any payment. Any excess will be paid to the Mortgagor. if the Property is acquired by Lender, Mortgagor's right to any insurance policies and proceeds resulting from damage to the Property before the acquisition shall pass to Lender to the extent of the Secured Debt immediately before the acquisition.

18. ESCROW FOR TAXES AND INSURANCE. if otherwise provided in a separate agreement, Mortgagor may be required to pay to Lender funds for taxes and insurance in escrow.

19. FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Mortgagor will provide to Lender upon request, any financial statement or information Lender may deem reasonably necessary. Mortgagor agrees to sign, deliver, and file any additional documents or certifications that Lender may consider necessary to perfect, continue, and preserve Mortgagor's obligations under this Security Instrument and Lender's lien status on the Property.

20. JOINT AND INDIVIDUAL LIABILITY; CO-SIGNERS; SUCCESSORS AND ASSIGNS BOUND. All duties under this Security Instrument are joint and individual. If Mortgagor signs this Security Instrument but does not sign an evidence of debt, Mortgagor does so only to mortgage Mortgagor's interest in the Property to secure payment of the Secured Debt and Mortgagor does not agree to be personally liable on the Secured Debt. if this Security Instrument secures a guaranty between Lender and Mortgagor, Mortgagor agrees to waive any rights that may prevent Lender from bringing any action or claim against Mortgagor or any party indebted under the obligation. These rights may include, but are not limited to, any anti-deficiency or one-action laws. Mortgagor agrees that Lender and any party to this Security Instrument may extend, modify or make any change in the terms of this Security Instrument or any evidence of debt without Mortgagor's consent. Such a change will not release Mortgagor from the terms of this Security Instrument. The duties and benefits of this Security Instrument shall bind and benefit the successors and assigns of Mortgagor and Lender.

21. APPLICABLE LAW; SEVERABILITY; INTERPRETATION. This Security Instrument is governed by the laws of the jurisdiction in which Lender is located, except to the extent otherwise required by the laws of the jurisdiction where the Property is located. This Security Instrument is complete and fully integrated. This Security Instrument may not be amended or modified by oral agreement. Any section in this Security Instrument, attachments, or any agreement related to the Secured Debt that conflicts with applicable law will not be effective, unless that law expressly or impliedly permits the variations by written agreement. if any section of this Security Instrument cannot be enforced according to its terms, that section will be severed and will not affect the enforceability of the remainder of this Security Instrument. Whenever used, the singular shall include the plural and the plural the singular. The captions and headings of the sections of this Security Instrument are for convenience only and are not to be used to interpret or define the terms of this Security Instrument. Time is of the essence in this Security Instrument

22. NOTICE. Unless otherwise required by law, any notice shall be given by delivering it or by mailing it by first class mail to the appropriate party's address on page 1 of this Security Instrument, or to any other address designated in writing. Notice to one mortgagor will be deemed to be notice to all mortgagors.

23. WAVERS. Except to the extent prohibited by law, Mortgagor waives all appraisement and homestead exemption rights relating to the Property.

                                                                   (page 5 of 6)

                                                               /s/ TPS    /s/ FS
                                                               -------    ------

24. MAXIMUM OBLIGATION LIMIT. The total principal amount secured by this Security Instrument at any one time shall not exceed $665,000.00----. This limitation of amount does not include interest, attorneys fees, and other fees and charges validly made pursuant to this Security Instrument. Also, this limitation does not apply to advances made under the terms of this Security Instrument to protect Lender's security and to perform any of the covenants contained in this Security Instrument.

25.  OTHER TERMS. if checked, the following are applicable to this Security
     Instrument:

          [_] Line of Credit. The Secured Debt includes a revolving line of credit provision. Although the Secured Debt may be reduced to a zero balance, this Security Instrument will remain in effect until released.

          [_] Construction Loan. This Security Instrument secures an obligation incurred for the construction of an improvement on the Property.

          [_] Fixture Filing. Mortgagor grants to Lender a security interest in all goods that Mortgagor Owns now or in the future and that are or will become fixtures related to the Property. This Security Instrument suffices as a financing statement and any carbon, photographic or other reproduction may be filed of record for purposes of Article 9 of the Uniform Commercial Code.

          [_] Riders. The covenants and agreements of each of the riders checked below are incorporated into and supplement and amend the terms of this Security Instrument. [Check all applicable boxes]

               [_] Condominium Rider   [_] Planned Unit Development Rider
               [_] Other ________________________________________________

          [X]  Additional Terms.
               If this mortgage covers more than one lot or parcel, the lender reserves the right to conduct a sale en masse in order to adequately protect its secured position.



SIGNATURES: By signing below, Mortgagor agrees to the terms and covenants contained in this Security Instrument and in any attachments. Mortgagor also acknowledges receipt of a copy of this Security Instrument on the date stated on page 1.

     [_] if checked, refer to the attached Addendum incorporated herein, for additional Mortgagors, their signatures and acknowledgments;



The Leap Partnership, Inc.

/s/ Thomas Sharbaugh                       1/27/98
--------------------------------------------------
(Signature) Thomas Sharbaugh, President     (Date)



/s/ Robert C. Bramlette                    1/27/98
--------------------------------------------------
(Signature) Robert C. Bramlette, Secretary  (Date)



ACKNOWLEDGMENT:
              STATE OF Michigan, COUNTY OF Berrien } ss.
(Individual)  This instrument was acknowledged before me this 27th day of
              January, 1998
              by Thomas Sharbough and Robert C. Bramlette.
              My commission expires:  03/27/01
                     (Seal)           _________________________________________
                                      Ruth Ann Lowery      (Notary Public)


                                                                   (page 6 of 6)

-----------------------------------------------------------------------------------------------------------------------------------
The Leap Group. Inc.                             Alliance Banking Company                       Loan number   74049-01000
22 W. Hubbard Street                             500 W. Buffalo St., P0 Box 808                 Date   January 27, 1998
Chicago IL 60610                                 New Buffalo, MI  49117                         Maturity Date   January 27, 2001
312/494-0300  36-4079500                                 LGB-001                                Loan Amount   $665,000.00
                                                                                                Renewal Of ______________________

BORROWER'S NAME AND ADDRESS                      LENDER'S NAME AND ADDRESS
"I" includes each borrower above,                "You" means the lender, its successors
jointly and severally.                           and assigns.
-----------------------------------------------------------------------------------------------------------------------------------
For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of Six Hundred Sixty-Five
  Thousand---------------------------------------------------------------------- Dollars $665,000.00-------------------------------

[ X ]  Single Advance: I will receive all of this principal sum on ________________________________. No additional advances are contemplated under this note.

[   ]  Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note.
       On ______________________________ I will receive the amount of $ ______________________________ and future principal advances are contemplated.

       Conditions:  The conditions for future advances are ________________________________________________________________________
       ____________________________________________________________________________________________________________________________
       ____________________________________________________________________________________________________________________________

       [   ]  Open Ended Credit: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other conditions and expires on _________________________________________________________.

       [   ]  Closed End Credit: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST: I agree to pay interest on the outstanding principal balance from January 27, 1998 at the rate of 9.00% per year until
          January 27, 2001.

[   ]  Variable Rate: This rate may then change as stated below.

       [   ]  Index Rate: The future rate will be _________________________________ the following index rate: _____________________
       ____________________________________________________________________________________________________________________________
       ____________________________________________________________________________________________________________________________

       [   ]  No Index: The future rate will not be subject to any internal or external index.  It will be entirely in your control.

       [   ]  Frequency and Timing: The rate on this note may change as often as _________________________________________________.
              A change in the interest rate will take effect _____________________________________________________________________.

       [   ]  Limitations: During the term of this loan, the applicable annual Interest rate will not be more than _______________%
              or less than   _________________ %. The rate may not change more than ___________________ % each ____________________.

       Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

       [   ]  The amount of each scheduled payment will change.    [   ]  The amount of the final payment will change.

       [   ]  _____________________________________________________________________________________________________________________

ACCRUAL METHOD: Interest will be calculated on a 365/360 day basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

       [   ]  on the same fixed or variable rate basis in effect before maturity (as indicated above).

       [ X ]  at a rate equal to 11.00%.

[   ]  LATE CHARGE: If a payment is not made within ______________ days after it is due, I agree to pay a late charge of __________
       ____________________________________________________________________________________________________________________________

[   ]  ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which  [   ] are   [   ] are not included
       in the principal amount above:  ____________________________________________________________________________________________
       ____________________________________________________________________________________________________________________________

PAYMENTS: I agree to pay this note as follows:

[   ]  Interest: I agree to pay accrued interest __________________________________________________________________________________
       ____________________________________________________________________________________________________________________________

[   ]  Principal: I agree to pay the principal ____________________________________________________________________________________
       ____________________________________________________________________________________________________________________________

[ X ]  Installments: I agree to pay this note in 36 payments. The first payment will be in the amount of $5,992.00 and will be due
       February 27, 1998. A payment of $5,992.00 will be due on the 27th day of each month thereafter. The final payment of the entire unpaid balance of principal and interest will be due January 27, 2001.

PURPOSE: The purpose of this loan is mortgage property at 22 W. Hubbard, Chicago, IL.

ADDITIONAL TERMS:



SECURITY INTEREST: I give you a security interest in all of the Property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the Property), wherever the Property is or may be located, and all proceeds and products from the Property.

       [   ]  Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

       [   ]  Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

       [   ]  Farm Products: All farm products including, but not limited to:
              (a) all poultry and livestock and their young, along with their products, produce and replacements;
              (b) all crops, annual or perennial, and all products of the crops; and
              (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

       [   ]  Accounts, Instruments, Documents, Chattel Paper and Other Rights to Payment: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
              (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and
              (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable. The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

       [   ]  General Intangibles: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

       [   ]  Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit
              Corporation and the ASCS).

       [ X ]  The secured property includes, but is not limited by, the following:
              Real Estate Mortgage dated 01/27/98
              Personal Guarantee of Frederick A. Smith

     [_] Open Ended Credit: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other conditions and expires on ____________________________________________

     [_] Closed End Credit: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.
INTEREST: I agree to pay interest on the outstanding principal balance from
     January 27, 1998 at the rate of 9.00% until January 27, 2001.
[_] Variable Rate: This rate may then change as stated below.
     [_] Index Rate: The future rate will be ___________________________ the following index rate: ________________________________________________
          ______________________________________________________________________

     [_] No Index: The future rate will not be subject to any internal or external Index. It will be entirely in your control.

     [_]  Frequency and Timing: The rate on this note may change as often as
          ___________________________________________________________. A change in the interest rate will take effect________________________________.

     [_] Limitations: During the term of this loan, the applicable annual interest rate will not be more than ______________________% or less
          than   _________________%. The rate may not change more than
          ___________________% each _________________________________.

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

     [_]  The amount of each scheduled payment will change.      [_] The amount
          of the final payment will change.
     [_]  _____________________________________________________________________.

ACCRUAL METHOD: Interest will be calculated on a 365/360 day basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
     [_] on the same fixed or variable rate basis in effect before maturity (as indicated above).
     [X]  at a rate equal to 11.00%.

[_] LATE CHARGE: If a payment is not made within ______________ days after it is due, I agree to pay a late charge of ___________________________________
     __________________________________________________________________________.

[_] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which: [_] are [_] are not included in the principal amount above:____________________________________________________________________.

PAYMENTS: I agree to pay this note as follows:
[_]  Interest: I agree to pay accrued interest _________________________________
        ________________________________________________________________________

[_]  Principal: I agree to pay the principal ___________________________________
        ________________________________________________________________________

[X] Installments: I agree to pay this note in 36 payments. The first payment will be in the amount of $5,992.00 and will be due February 27, 1998.
        A payment of $5,992.00 will be due on the 27th day of each month thereafter. The final payment of the entire unpaid balance of principal and interest will be due January 27, 2001.

PURPOSE: The purpose of this loan is: mortgage property at 22 W. Hubbard, Chicago, IL.

ADDITIONAL TERMS:



SECURITY INTEREST: I give you a security interest in all of the Property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the Property), wherever the Property is or may be located, and all proceeds and products from the Property.

   [_] Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

   [_] Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

   [_]  Farm Products: All farm products including, but not limited to:
        (a) all poultry and livestock and their young, along with their products, produce and replacements;
        (b) all crops, annual or perennial, and all products of the crops; and
        (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

   [_]  Accounts, Instruments, Documents, Chattel Paper and Other Rights to
        Payment: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
        (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and
        (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.
        The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

   [_] General Intangibles: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks. trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

   [_] Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have, and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

   [X]  The secured property includes, but is not limited by, the following:
        Real Estate Mortgage dated 01/27/98
        Personal Guarantee of Frederick A. Smith



If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the description of the real estate is:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


[_]  If checked, file this agreement on the real estate records.
Record owner (if not me)________________________________________________________
________________________________________________________________________________

                                       The Leap Partnership, Inc., co-maker


                                       by: /s/ Thomas Sharbaugh
                                           ----------------------------------
                                           Thomas Sharbaugh, President


                                       by: /s/ Robert C. Bramlette
                                           ----------------------------------
                                           Robert C. Bramlette, Secretary

The Property will be used for a  [_] personal  [_] business
[_] agricultural  [_] _____________________________________ purpose.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

                                       The Leap Group, Inc.



                                       by: /s/ Fredrick A. Smith
                                           ----------------------------------
                                           Fredrick A. Smith, Acting CEO


                                       by: /s/ Robert C. Bramlette
                                           ----------------------------------
                                           Robert C. Bramlette, Secretary

________________________________________________________________________________


                                                                   (page 1 of 2)

                         ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on page 1, "[X]" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW - The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate"(shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal If you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

   "Right to receive money from you" means:
   (1)  any deposit account balance I have with you;
   (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
   (3)  any repurchase agreement or other nondeposit obligation.

   "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you probably accelerate under this note.

   If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to any account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

   You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the Property Insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due);
(5) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided; (6) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (7) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (8) I change my name or assume an additional name without first notifying you before making such a change.

REMEDIES - If I am in default on this note you have, but are not limited to, the following remedies:

   (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).
   (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.
   (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any remedy.
   (4) You may refuse to make advances to me or allow purchases on credit by me.
   (5)  You may use any remedy you have under state or federal law.
   (6) You may make use of any remedy given to you in any agreement securing this note.

   By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER - I give up my rights to require you to do certain things. I will not require you to:

   (1)  demand payment of amounts due (presentment);
   (2)  obtain official certification of nonpayment (protest); or
   (3) give notice that amounts due have not been paid (notice of dishonor). I waive any defense I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION - I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.


                  ADDITIONAL TERMS OF THE SECURITY AGREEMENT

GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail with respect to such other debts, to make any required disclosure about this security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim. Your claim to the Property is ahead of the claims of any other creditor, except for any and all liens from Manufacturer's Bank. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

   I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.

   I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission.

   I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.

   You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent; (1) a beneficial Interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

   I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I will immediately inform you of any loss or damage to the Property.

   If I fail to perform any of my duties under this security agreement, or any mortgage, deed or trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.

PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.

INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the Property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.

REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1. I agree to inform you in writing of any change of my address.

FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the Property described in this agreement may be used as a financing statement where allowed by law. Where permitted by law, you may file a financing statement which does not contain my signature, covering the Property secured by this agreement.

--------------------------------------------------------------------------------
Any person who signs within this box does so to give you a security interest in the Property described on page 1. This person does not promise to pay the note. "I" as used in this security agreement will include the borrower and any person who signs within this box.

                                                              Date  1/27/98
                                                                  --------------

                                       Signed /s/ Frederick A. Smith
                                              ----------------------------------
                                              /s/ Thomas Sharbaugh
--------------------------------------------------------------------------------


                                                                   (page 2 of 2)
advance will start to earn interest
only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement , you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate"(shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal If you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

SET-OFF - I agree that you may set off any amount due and payabl under this note against any right I have to receive money from you.
  "Right to receive money from you" means:
(1)  any deposit account balance I have with you;
(2) any money owed to me on an item presented to you in your possession for collection or exchange; and
(3)  any repurchase agreement or other nondeposit obligation.

  "Any amount due and payable under this note" means the total amount of which entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you probably accelerate under this note.

  If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to any account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

  You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.


DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; [Provision deleted (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings]; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any statement or provide any financial information that is untrue or inaccurate at the time it was provided; (7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this not is used in a manner or for the purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; [Provision deleted (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 O.F.R Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am in default on this note you have, but are not limited to, the following remedies:
(1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).
(2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herin.
(3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any remedy.
(4)  You may refuse to make advances to me or allow purchases on credit by me.
(5)  You may use any remedy you have under state or federal law.
(6) You may make use of any remedy given to you in any agreement securing this note.

  By selecting any one or more of these remedies you do not give up your right to use later any remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER - I give up my rights to require you to do certain things. I will not require you to:
(1)  demand payment of amounts due (presentment);
(2)  obtain official certification of nonpayment (protest); or
(3)  give notice that amounts due have not been paid (notice of dishonor).
 I waive any defense I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at you option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my obligation under this agreement without your prior written approval.

CREDIT INFORMATION - I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

                   ADDITIONAL TERMS OF THE SECURITY AGREEMENT

GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, It will not secure other debts if you fail wit respect to such other debts, to make any required disclosure about this security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim. Your claim to the Property is ahead of the claims of any other creditor, except for any and all liens from Manufacturer's Bank. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

  I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.

  I will keep the Property in my possession and keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission.

  I will keep the Property at my address listed on page 1 of this agreement, unless we agree that I can keep it at a different location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.

  You may demand immediate payment of the debt(s) if the debtor is not a natural person and without you prior written consent; (1) a beneficial interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

  I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I will immediately inform you of any loss or damage to the Property.

  If I fail to perform any of my duties under this agreement, or any mortgage, deed or trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreemenr.

PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.


INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the Property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.

REMEDIES - I will be in default on this security agreement if I am default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1. I agree to inform you in writing of any change of my address.

FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the Property described in this agreement may be used as a financing statement where allowed by law. Where permitted by law, you may file a financing statement which does not contain my signature, covering the Property secured by this agreement.


Any person who signs within this box does so to give you a security interest in the Property described on page 1. This person does not promise to pay the note. "I" as used in this security agreement will include the borrower and any person who signs within this box.

                                      Date  1/27/98
                                          ---------

Signed  /s/  Frederick A. Smith
             ------------------
    /s/   Thomas Sharbaugh
          ----------------


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